                                                                      EXHIBIT 21

                                                         As of December 31, 1993
                                                         -----------------------


                      BANKAMERICA CORPORATION SUBSIDIARIES

     The following list sets forth information concerning the direct subsidiaries of BankAmerica Corporation (the Parent) and indirect subsidiaries of the Parent. Except as otherwise indicated, each subsidiary is wholly owned and does business under its own name.

                                                                 Jurisdiction of
Org  Subsidiaries                                                Incorporation
- ---  ------------                                                ---------------


053.  Appold Equity Ventures Limited..............................  Delaware
054.  Appold Holdings Limited.....................................  Delaware

063.       Appold (Financial Futures) Limited.........................  U.K.
069.       Appold (Moneybroking) Limited..............................  U.K.
080.       Appold Japan Limited (dba: Hoare Govett Japan Limited)  Hong Kong
623.       Appold Research Limited....................................  U.K.
086.       Appold Securities Limited..................................  U.K.
089.       Appold Services Limited....................................  U.K.
090.       Appold Sterling Bonds Limited..............................  U.K.
545.       Financial Clearing and Services (UK) Limited...............  U.K.
076.       Hoare Govett Securities (Singapore) Pte Ltd.............Singapore
093.       Hoare Octagon Limited (50%)................................  U.K.

094.            Hoare Octagon Nominees Ltd............................  U.K.

095.       Investat (Nominees) Ltd....................................  U.K.

052.  Appold Leasing, Inc.........................................  Delaware
367.  BA Commercial Credit Corporation............................   Florida
368.  BA Futures, Incorporated....................................  Delaware
369.  BA Insurance Holding Company................................  Delaware

370.       BA Insurance (Cayman) Ltd........................  Cayman Islands
371.       BancAmerica Insurance Company....................  Cayman Islands

120.  BA Securities, Inc..........................................  Delaware
238.  BA Security Services, Inc...................................  Delaware

240.       BA Clearing Corp.......................................  Delaware
242.       BankAmerica State Trust Company......................  California
659.       RAMCO Nominees Inc.....................................  Delaware
246.       SP Nominees Limited........................................  U.K.
245.       Sequor Nominees Limited....................................  U.K.

376.  BancAmerica Commercial Corporation......................  Pennsylvania
016.  Bank of America Alaska, N.A.....................................  U.S.
382.  Bank of America Arizona......................................  Arizona
           (dba Bank of America)
            ---

657.       Bamerilease, Inc........................................  Arizona
649.       Security Pacific Southwest Equipment Leasing
                     Services...................................  New Mexico

388.  Bank of America Community Development.....................  California

128.       BA Software Services, Inc..............................  Delaware
127.       SP StateBank Leasing, Incorporated...................  California
124.       Security Pacific Development Company.................  California
125.       Security Pacific Frost Trinen, Inc...................  California

383.  Bank of America, FSB............................................  U.S.
           (dba Bank of America Hawaii and
            ---
           Security Pacific Financial Services)

631.       Honfed Financial Services Corp...........................  Hawaii

636.            First Collateral Services, Inc......................  Hawaii

641.       HONFED Insurance, Inc....................................  Hawaii
644.       HONOFED Ben Lomond Corp..................................  Hawaii

017.  Bank of America Idaho, N.A......................................  U.S.
385.  Bank of America NT&SA...........................................  U.S.
           (dba Security Pacific National Bank)
            ---

427.  BA ATM Inc..................................................  Delaware
278.  BA Capital Management, Inc..................................  Delaware
361.  BA Credit Corporation.......................................  Delaware
           (dba SPFSSI-SPCC, Inc. and
            ---
           BankAmerica Credit Corporation)
282.  BA Investment Services, Inc.................................  Delaware
264.  BA Properties, Inc..........................................  Delaware
436.  BA Properties III, Inc......................................  Delaware
535.  BANAM Broadcasting, Inc.....................................  Delaware
266.  BancAmerica Auto Finance Corp...............................  Delaware
           (dba Security Pacific Auto Finance)
            ---
437.  Banco Colombo Americano (BofA 95%; BIFC 5%).................  Colombia
526.  Bank of America (Jersey) Limited.......................  Channel Islds
506.  Bank of America Australia Limited..........................  Australia

507.       BA (Australia) Holdings Limited.......................  Australia
509.       BA Australia Limited..................................  Australia

510.            BA Nominees Limited (Australia)..................  Australia
                     (Nominee company)

511.       BA Investors Management Limited (Australia)...........  Australia
512.       BA Leasing Limited (Australia)........................  Australia
513.       BA Securities Limited (Australia).....................  Australia
707.       BA Staff Superannuation Limited.......................  Australia

514.    Bank of America Canada......................................  Canada

517.       693327 Ontario Limited (BofA Canada 11%; BofA 51%).......  Canada
515.       Bank of America Canada Leasing Corporation...............  Canada
516.       Bank of America Canada Securities Corporation............  Canada
175.       Security Pacific Leasing Canada Ltd......................  Canada
                 (20%-100% Voting)
050.       Security Pacific Properties Ltd..........................  Canada

470.    Bank of America International Limited.........................  U.K.
           (BA Holding Co. 60.3%; BofA 37.9%; BIFC 1.8%)

473.       BA Netting Limited.........................................  U.K.
476.       Fenchurch Steamship Corporation............................  U.K.

440.    Bank of America S.A.(BofA 50%; BI 50%).......................  Spain

441.       BA Servicios, S.A. (99.6%)................................  Spain

360.    BankAmerica Business Credit, Inc..........................  Delaware
438.    BankAmerica International.....................................  U.S.

439.       BA Finance (Italy) S.P.A. (BI 1%; BIFC 99%)...............  Italy
440.       Bank of America S.A. (BI 50%; BofA 50%)...................  Spain

441.             BA Servicios, S.A. (99.6%)..........................  Spain

442.       Inversiones of America Corredores de Bolsa Limitada.......  Chile
                     (BI .01%; BIFC 99.99%)

443.       Societe Anonyme Immobiliere..............................  France

444.     BankAmerica International Financial Corporation..............  U.S.

445.       BA Asia Limited.......................................  Hong Kong
446.       BA Finance (Hong Kong) Ltd............................  Hong Kong
439.       BA Finance (Italy) S.P.A. (BIFC 99%; BI 1%)...............  Italy
448.       BA Finance (Switzerland) Ltd........................  Switzerland
450.       BA Holding Company S.A...............................  Luxembourg

470.             Bank of America International Limited................  U.K.
                     (BA Holding Company 60.3%; BofA 37.9%;
                     BIFC 1.8%)

473.                 BA Netting Limited...............................  U.K.
476.                 Fenchurch Steamship Corporation..............  Liberia

451.             BankAmerica International Trustee (B.V.I.)
                     Limited..............................  BR. Virgin Islds

457.             BankAmerica Trust Company (Hong Kong)
                     Limited.....................................  Hong Kong

458.                 BATCO Nominees Limited......................  Hong Kong
                           (Nominee company)
                           (BankAmerica Trust Company (Hong Kong)
                           Limited 50%) (Renfrew Services Limited 50%)

459.                       BA Financial Services Ltd......  BR. Virgin Islds
461.                       Fiduciary Services Limited............  Hong Kong

460.                       ITG Secretaries Limited...............  Hong Kong
                               (Nominee company)
                               (BankAmerica Trust Co. (H.K.) Limited
                               50%; BATCO Nominees Limited 50%)

462.                       Renfrew Services Limited..............  Hong Kong
                               (Nominee company)
                               (BankAmerica Trust Co. (H.K.) Limited
                               50%; BATCO Nominees Limited 50%)

458.                           BATCO Nominees Limited............  Hong Kong
                                    (Nominee Company)
                                    BankAmerica Trust company
                                    (Hong Kong) Limited 50%; Renfrew
                                    Services Limited 50%)

461.                 Fiduciary Services Limited..................  Hong Kong
                           (BankAmerica Trust Co. (H.K.)
                           Limited 50%; BATCO Nominees Limited 50%)

460.                 ITG Secretaries Limited.....................  Hong Kong
                           (Nominee company)
                           (BankAmerica Trust Co. (H.K.)
                           Limited 50%; BATCO Nominees Limited 50%)

462.                 Renfrew Services Limited....................  Hong Kong
                           (Nominee company)
                           (BankAmerica Trust Co. (H.K.) Limited 50%;
                           BATCO Nominees Limited 50%)

467.             BankAmerica Trust Company (Jersey)
                           Limited...........................  Channel Islds

468.                 BankAmerica Properties (Jersey)
                           Limited...........................  Channel Islds

469.                 Unihouse Nominees Limited...............  Channel Islds
                           (Nominee company)

452.             BankAmerica Trust and Banking Corporation
                     (Bahamas) Limited.............................  Bahamas

453.                 Trunoms, Limited..............................  Bahamas
454.                 Wolnoms, Limited..............................  Bahamas

455.             BankAmerica Trust and Banking Corporation
                     (Cayman) Limited.........................  Cayman Islds

456.                 Harbour Nominees Ltd.....................  Cayman Islds
                          (Nominee company)

449.       BA Swallow Business Systems Limited........................  U.K.
479.       BamerInvest C.A.......................................  Venezuela
437.       Banco Colombo Americano (BIFC 5%; BofA 95%)............  Colombia
470.       Bank of America International Limited......................  U.K.
                 (BA Holding Company 60.3%; BofA 37.9%; BIFC 1.8%)

473.             BA Netting Limited...................................  U.K.
476.             Fenchurch Steamship Corporation...................  Liberia

481.       BankAmerica Representacao e Servicos Limitada............  Brazil
1003.      BankAmerica Singapore Limited....................................
628.       Bunga Orkid, Ltd. ......................................  Bermuda
490.       Chile Cellulose Investment Company.....................  Delaware
491.       Companhia Internacional de Participacoes E
                 Empreedimentos (COINTER)...........................  Brazil

492.             MultiBanco S.A. (MULTIBANCO).......................  Brazil

494.                 Multi-Distribuidora Internacional de Titulos
                          e Valores Ltda............................. Brazil

495.                 Multi-Leasing International Arrendamento
                          Mercantil S.A. ...........................  Brazil

497.       Hedges, S.A. .........................................  Argentina
442.       Inversiones of America Corredores de Bolsa
                 Limitada ...........................................  Chile
                 (BI .01%; BIFC 99.99%)

499.       Inversiones y Negocios Fiduciarios S.A. ..............  Argentina
668.       Orion Eight, Inc. .....................................  Delaware

671.              Delta FSC Eight, Inc. .................  U.S. Virgin Islds

669.       Orion Nine, Inc. ......................................  Delaware

672.              Delta FSC Nine, Inc....................  U.S. Virgin Islds

670.       Orion Ten, Inc. .......................................  Delaware

673.                 Delta FSC Ten, Inc..................  U.S. Virgin Islds

592.             PT First Indo-American Leasing..................  Indonesia
273.             Security Pacific Holdings, S.A................  Switzerland
501.             Titulos Rioplatenses S.A. (BIFC 98%; OAHI 2%).....  Uruguay

313.       BankAmerica (Nominees) (1993).........................  Singapore
502.       BankAmerica Nominees (Hong Kong) Ltd..................  Hong Kong
503.       BankAmerica Nominees Limited (London)......................  U.K.
                 (Nominee company)

504.       BankAmerica Nominees (Singapore) PTE. Ltd.
                 (Nominee company)...............................  Singapore

316.       Canton Pacific Nominees Sdn. Bdh.......................  Malaysia
533.       Electronic Payments Exchange, Inc. ....................  Delaware
                     (BofA 98%; SFNB 2%)

249.       Equitable Deed Company...............................  California
                 (dba Continental Auxiliary Company)
                  ---

250.       First Small Business Investment Company of
                 California.....................................  California

534.       Golden Gate Participacoes Ltd............................  Brazil
252.       Grant County Power Company.............................  Delaware

253.             Energy America South East, Inc...................  Delaware

254.                 EASE/NMI, Inc. ..............................  Delaware

536.       Lease Holding VI, Inc. ................................  Delaware
540.       NADRE II, Inc..........................................  Delaware
541.       NAGSA II, Inc..........................................  Delaware
259.       PNB Securities Corporation...........................  California
258.       Pacific Southwest Realty Company.......................  Delaware
422.       Seattle Capital Management Company...................  Washington
265.       Security Pacific Asia Limited.........................  Singapore
268.       Security Pacific Bank & Trust Company (Bahamas)
                 Limited...........................................  Bahamas

347.       Security Pacific Equipment Leasing, Inc. ..............  Delaware
                 (dba SPELI)
                  ---

428.             BA Leasing & Capital Corporation.................  Delaware

1324.                BA FSC Holdings, Inc. .......................  Delaware

348.                      Aerocrane Leasing Ltd........  U.S. Virgin Islands
1323.                     BA Swiss FSC Holdings, Inc. ............  Delaware

551.                           Samedan Leasing Ltd. .....  U.S. Virgin Islds

349.                      First Executive Sands Leasing Corp. ..  California

350.                           First Executive Leasing Ltd. ....  U.S Vr.Is.

549.                      Marco Polo Leasing Ltd. .......  U.S. Virgin Islds
550.                      Raffles Leasing Ltd............  U.S. Virgin Islds
351.                      Raffles Sands Leasing Corporation.....  California
552.                      Tanah Merah Leasing Ltd........  U.S. Virgin Islds

433.             Transit Holding, Inc. ...........................  Delaware

434.                      Asset Holding Co. Inc. .................  Delaware

546.       Balmoral Leasing Ltd. ........................  U.S. Virgin Islds
354.       SPAA Leasing Corporation...............................  Delaware
356.       SPCC Leasing Corporation...............................  Delaware

358.    Security Pacific Financial Services of California
                 Inc. ............................................  Delaware
269.    Security Pacific Trust (Bahamas) Limited...................  Bahamas
283.    Security Pacific Overseas Corp................................  U.S.

293.       Fundo 2000 de Conversao - Capital Estrangeiro............  Brazil
294.       Inversiones Financieras S.P. Chile S.A. ..................  Chile
301.       InvestAmerica S.A. (99%)..................................  Chile
300.       SP Chile Energia S.A. ....................................  Chile
302.       Security Pacific Do Brazil S/C Ltda......................  Brazil
304.       SP Inversiones y Servicios S.A. ..........................  Chile
306.       Security Pacific Overseas Investment Corporation.......  Delaware

339.             Appold Limited.......................................  U.K.
308.             Bank of America (Asia) Limited (68.97%)....... .  Hong Kong

314.                      Canton Pacific Finance Ltd.............  Hong Kong
315.                      Canton Pacific Fund Managers Ltd.......  Hong Kong
317.                      Canton Pacific Systems Ltd.............  Hong Kong
312.                      Security Pacific Asian Bank (Macau)
                               Limited...............................  Macau
309.                      The Bank of Canton (Nominees) Limited..  Hong Kong

323.             Security Pacific Australian Assets Limited......  Australia

324.                      Hatmax Securities Limited..............  Australia

326.                           Hatmax Nominees Pty. Limited......  Australia

564.                      H & M Hong Kong Nominees Limited.......  Hong Kong
333.                      SPSAL Mortgage Limited.................  Australia
331.                      Security Pacific Nominees Limited......  Australia

301.             InvestAmerica, S.A.(1%).............................  Chile
336.             Security Pacific Financing Services Ltd..............  U.K.

337.                 Security Pacific Hong Kong Holdings Limited.  Hong Kong

308.                      Bank of America (Asia) Limited (30.93%)  Hong Kong

342.       Security Pacific Trade Finance, Inc. ..................  Delaware
542.       Special Asset Holding Co. .............................  Delaware

543.             Film Asset Holding Co. ..........................  Delaware
                     (BofA 50%; Credit Lyonnais Bank Nederland N.V.,
                     a nonBankAmerica entity, 50%)

537.       Wilco One, Inc. .......................................  Delaware
363.       Zedd Investments, Inc. ................................  Delaware
364.       Zentac Productions, Inc. ..............................  Delaware

044.  Bank of America National Association............................  U.S.
386.  Bank of America New Mexico, N.A.................................  U.S.
387.  Bank of America Oregon........................................  Oregon

031.       OBTASCO, Inc. ...........................................  Oregon

389.  Bank of America Texas, N.A. ....................................  U.S.
139.  BankAmerica Financial, Inc. ................................  Delaware

140.       BankAmerica Capital Corporation........................  Delaware
182.       BankAmerica Insurance Group, Inc. .....................  Delaware
                 (dba SP Insurance Administrators)
                  ---

184.             General Fidelity Insurance Company.............  California
185.             General Fidelity Life Insurance Company........  California
186.             Security Pacific Insurance Group Limited.............  U.K.

187.                 Security Pacific Assurance Limited...............  U.K.
188.                 Security Pacific Insurance Limited...............  U.K.
189.                 Security Pacific Insurance Services Limited......  U.K.

043.             Security Pacific Southwest Insurance Agency, Inc. . Arizona
190.             BA Insurance Agency, Inc. .......................  Delaware

193.       Security Pacific Automotive Financial Services Corp....  Delaware
                 (dba Security Pacific Auto Finance)
                  ---
143.       Security Pacific Business Credit Inc...................  Delaware
144.       Security Pacific Credit Corporation....................  Delaware
145.       Security Pacific Finance System Incorporated...........  Delaware

151.             BA Financial Management Services, Inc............  Delaware
146.             Dealers Credit, Inc. ............................  Delaware
                      (dba Dealer's Credit Insurance Agency Inc.)
                       ---
147.             First Fenwick Mortgage Corporation...............  Virginia
148.             Security Pacific Consumer Discount Company...  Pennsylvania
                     (dba Security Pacific Financial Services
                      ---
                     of Pennsylvania Inc.)

149.             Security Pacific Finance Credit Corp.............  Delaware
152.             Security Pacific Financial Services Inc..........  Delaware
                     (dba Security Pacific Manufacturer Funding)
                      ---
154.                 Security Pacific Financial Services of Nevada
                          Inc. ....................................   Nevada
155.                 Security Pacific Financial Services of New York
                          Inc.....................................  New York
156.                 Security Pacific Financial Services of West Virginia
                          Inc. ..............................  West Virginia
158.                 Security Pacific Realty Corp.................  New York
160.                 SPF Advertising Agency, Inc....................  Kansas
163.                 Security Pacific Executive/Professional Services
                          Inc.....................................  Colorado

164.                      Security Pacific E/P Assets, Inc........  Delaware

165.                 Security Pacific Financial Services of Minnesota
                          Inc. ..................................  Minnesota

166.                      The Midwestern Agency Corporation, Inc......  Iowa

161.             Security Pacific Financial Services of Des Moines Inc. Iowa

168.       Security Pacific Housing Services, Inc. ...............  Delaware

169.             Security Pacific Acceptance Corp. ...............  Delaware
170.             Security Pacific Acceptance Corp. II.............  Delaware

171.       Security Pacific Information Services Corporation......  Delaware
172.       Security Pacific Leasing Corporation...................  Delaware

173.             MCOG Leasing Corp..............................  California
174.             Security Pacific Capital Leasing Corporation.....  Delaware
175.             Security Pacific Leasing Canada Ltd. (80%).........  Canada
177.             White Sands Leasing Corporation..................  Delaware

178.                 Pasir Mas Ltd. .....................  U.S. Virgin Islds

179.             Windmill Sands Leasing Corporation...............  Delaware

180.                 Windmill Leasing, Ltd. .............  U.S. Virgin Islds

118.  BankAmerica National Trust Company.............................  .U.S.
379.  BankAmerica Overseas Finance Corporation N.V.............  Netherlands
380.  BankAmerica Realty Services, Inc............................  Delaware
390.  Nevada First Development Corporation..........................  Nevada

557.       Bank Building Inc........................................  Nevada
554.       Bank of America Nevada...................................  Nevada
559.       Valley Electronic Services, Inc..........................  Nevada

029.  Orbanco Real Estate Services Co. .............................  Oregon
394.  Overseas Asset Holdings Inc. ...............................  Delaware

104.       Argentina Investment Holdings Limited.................  Argentina
106.       Brazilian Copa, Inc. ..................................  Delaware

107.             Brazilian Copa Participacoes, Ltda. ...............  Brazil

109.       Brazilian Financial Services, Inc. ....................  Delaware

110.             BFS Participacoes, Ltda. ..........................  Brazil

112.       Brazilian Tourism Holdings, Inc. .....................   Delaware
397.       Overseas Lending Corporation..........................   Delaware
115.       South Andean Investment Holdings Limited................  Bahamas
501.       Titulos Rioplatenses S.A. (OAHI 2%; BIFC 98%)...........  Uruguay
400.       Western America Financial, Inc. .......................  Delaware

009.  Rainier Bancorporation....................................  Washington
372.  Real Estate Collateral Management Company...................  Delaware
192.  SP International Holdings, Inc. ............................  Delaware

230.       S.P. Home Finance Limited.................................  .U.K.
235.       Sec Pac Spain S.A. .......................................  Spain
194.       Security Pacific EuroFinance Holdings, Inc. ...........  Delaware

195.             Security Pacific Equipment Finance (Europe) Inc. . Delaware
198.             Security Pacific Equipment Finance, Inc. ........  Delaware
199.             Security Pacific EuroFinance, Inc. ..............  Delaware

200.                 Securilease BV............................  Netherlands
202.                 Securilease Holdings, Inc. ..................  Delaware
204.                 Securilease, Inc. ...........................  Delaware

205.                      Security Pacific Holdings, S.A. .....  Switzerland

209.                 Securilease NV................................  Belgium
210.                 Securilease SpA.................................  Italy
207.                 Security Pacific Credit Bail SNC...............  France
211.                 Security Pacific EuroFinance PLC................   U.K.

212.                      Normtrace Limited...........................  U.K.
213.                      Northern Venturer Limited...................  U.K.
214.                      Securilease Limited.........................  U.K.
215.                      Shopfitters (Lancashire) Rentals Limited....  U.K.

216.                 Security Pacific Factoring GmbH...............  Germany

218.                 Security Pacific International Leasefinance,
                          Inc. ...................................  Delaware

219.             Security Pacific International Leasing GmbH.......  Germany

221.                 Beko Grundstucksverwaltungs GmbH..............  Germany

208.             Security Pacific Location SNC......................  France

224.       Security Pacific LeaseFinance (Europe) Inc. ...........  Delaware

225.    Security Pacific Holdings LImited.............................  U.K.
232.    Inchroy Credit Corporation Limited (50%) ................  Hong Kong

604.       Debt Recovery (Hong Kong) Limited (50%)...............  Hong Kong

233.    Security Pacific Credit (Hong Kong) Limited..............  Hong Kong

604.       Debt Recovery (Hong Kong) Limited (50%)...............  Hong Kong

229.    Security Pacific Trust Limited ...............................  U.K.

401.  Seafirst Corporation......................................  Washington

011.    Rainier Credit Company..................................  Washington
012.    Rainier Mortgage Company................................  Washington
403.    SF Leasing Corporation of Delaware........................  Delaware
015.    Seafirst Community Service Corporation..................  Washington
404.    Seafirst Insurance Corporation..........................  Washington
027.    Seafirst Investment Services, Inc.......................  Washington
407.    Seafirst Venture Capital Corporation....................  Washington
408.    Seattle-First National Bank...................................  U.S.

020.       Centrum Properties Corporation.......................  Washington
658.       DAS Holdings, Inc.......................................  Arizona
533.       Electronic Payments Exchange, Inc. (Wash.).............  Delaware
                 (SFNB 2%; BofA 98%)

411.       LAD Northwest, Inc...................................  Washington
413.       Leasco of Washington, Inc............................  Washington
415.       SFNB Insurance Services Corporation..................  Washington
416.       Seafirst America Corporation.........................  Washington
417.       Seafirst Capital Corporation.........................  Washington
420.       Seafirst Properties Corporation......................  Washington
421.       Seafirst Services Corporation........................  Washington
045.       Security Pacific Merchant Services, Inc................  Delaware
023.       Security Pacific Premises Bellevue, Inc..............  Washington
425.       Yakima Properties, Incorporated......................  Washington


132.  Security-First Company....................................  California

133.       Security-First CMO-I Corporation.....................  California

098.  Security Pacific Investors, Inc. ...........................  Delaware
032.  Security Pacific Savings Bank.............................  Washington
042.  Security Pacific Southwest Financial Services, Inc. .........  Arizona